Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2014
Intangible Assets
Schedule of summary of core deposit intangible assets
(in thousands)	2014	2013	2012

Balance at beginning of year	$0	$135	$543
Additions	0	0	0
Amortization	0	(135)	(408)

Balance at end of year	$0	$0	$135

Schedule of changes in mortgage servicing rights (MSRs)
(in thousands)	2014	2013	2012

Balance at beginning of year	$3,036	$2,549	$2,308
Re-measurement to fair value upon election to measure servicing rights at fair value	0	0	742
Originated mortgage servicing rights	302	512	830
Changes in fair value:
Due to change in model inputs and assumptions (1)	66	723	241
Other changes in fair value (2)	(642)	(748)	(1,572)
Amortization	0	0	0

Balance at end of year	$2,762	$3,036	$2,549

(1)	The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.
(2)	Other changes in fair value reflect changes due to customer payments and passage of time. The year ended December 31, 2012 includes a one time adjustment of a $538,000 correction of an immaterial prior period error due to changing from the straight-line amortization method to an accelerated amortization method of accounting for amortizing MSRs in prior years.

Schedule of key data and assumptions used in estimating the fair value of the Company's MSRs
	2014	2013
Weighted-Average Constant Prepayment Rate	10.54%	9.48%
Weighted-Average Note Rate	3.99%	4.01%
Weighted-Average Discount Rate	9.21%	9.06%
Weighted-Average Expected Life (in years)	5.70	6.10